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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 1996

                                   FAFCO, Inc.

             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

         0-10120                                       94-2159547
(Commission File Number)                    (I.R.S. Employer Identification No.)

2690 Middlefield Road, Redwood City, CA                   94063
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (415) 363-2690

                                 Not applicable
          (Former name or former address if changed since last report)
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                                      FAFCO

                                    Form 8-K

Item 5.  Other Events

On March 28, 1996, the Company received confirmation of its bank's approval to renew the Company's revolving line of credit of $1 million, with a new maturity date of either twelve months from the date of loan documents or June 5, 1997, whichever comes first.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FAFCO, INC.
                                   (Registrant)



April 24, 1996                     By: /s/ Alex N. Watt
                                       ---------------------------------------
                                       Alex N. Watt
                                       Vice President Finance & Administration